================================================================================
I,2
                                          FPA PERENNIAL FUND, INC.

                                          Annual Report

        LOGO
        Distributor:

        FPA FUND DISTRIBUTORS, INC.

        11400 West Olympic Boulevard, Suite 1200
        Los Angeles, California 90064

                                          December 31, 1996

                             OFFICERS AND DIRECTORS





DIRECTORS                                   DISTRIBUTOR

John P. Endicott
Leonard Mautner                             FPA Fund Distributors, Inc.
Julio J. de Puzo, Jr.                       11400 West Olympic Boulevard,
Lawrence J. Sheehan                         Suite 1200
Kenneth L. Trefftzs                         Los Angeles, California  90064



                                            COUNSEL



OFFICERS                                    O'Melveny & Myers LLP
                                            Los Angeles, California

Eric S. Ende, President and
   Chief Investment Officer
Julio J. de Puzo, Jr., Executive
Vice President
Steven R. Geist, Vice President             CUSTODIAN & TRANSFER AGENT
Janet M. Pitman, Vice President
J. Richard Atwood, Treasurer
Sherry Sasaki, Secretary
Christopher H. Thomas,                      State Street Bank and Trust Company
Assistant Treasurer                         Boston, Massachusetts



INVESTMENT ADVISER

                                            INDEPENDENT AUDITORS
First Pacific Advisors, Inc.
11400 West Olympic Boulevard,
Suite 1200
Los Angeles, California  90064
                                            Ernst & Young LLP
                                            Los Angeles, California





                                            SHAREHOLDER SERVICE AGENT



                                            Boston Financial Data Services, Inc.
                                            P.O. Box 8500
                                            Boston, Massachusetts  02266-8500
                                            (800) 638-3060
                                            (617) 328-5000






This report has been prepared for the information of shareholders of FPA Perennial Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

         During the year ended December 31, 1996, FPA Perennial Fund increased in value by 20.4%, adjusted for reinvestment of all dividends and capital gain distributions. This represents a second consecutive year of very high absolute returns (1995 -1996 total return = 41.2%) as well as a significant improvement in relative performance. As shown below, Perennial's 1996 return was comparable to or exceeded that of the relevant stock market and mutual fund averages, a much better showing than in 1995.

                                            1996         1995
                                           Returns         Returns
                                           -------         -------
FPA Perennial                               20.4%          17.3%
S&P 500                                     23.3           37.5
Russell 2500                                19.0           31.7
Value Line                                  13.4           19.3

Lipper Growth &
  Income Fund Average                       20.8           30.8
Lipper General
  Equity Fund Average                       19.5           31.1

         When reviewing 1996, we are struck by the narrowness of the stock market advance. The shares of large, well-known companies performed extraordinarily well, while medium and smaller companies trailed far behind. This difference is quite apparent in a comparison of several market averages - from the large stock Dow Jones Industrials to the small stock Russell 2000.

                                                         1996
                                                       Returns
                                                       -------
Dow Industrials                                          28.9%
S&P 500                                                  23.3
S&P MidCap                                               19.2
Russell 2000                                             16.5

      Perhaps even more striking is a comparison of S&P 500 returns by quintile based on market capitalization, from the largest 20% of the companies to the smallest 20%:

                                     1996
      S&P 500                       Returns        Market Cap Range
      -------                       -------        ----------------
Largest 20%                          30.1%        $ 14 - 163 billion
Next 20%                              29.4           7 - 14 billion
Middle 20%                            19.3           4 - 7 billion
Next 20%                              18.7         2.3 - 4 billion
Smallest 20%                           8.8    290 million - 2.3 billion

         We are particularly pleased with our portfolio's performance in 1996 because we own virtually none of the really large cap stocks which accounted for so much of the market's gain, and because our low-beta, high-quality portfolio would typically have difficulty staying with a market which is up by so much.

1997 PROSPECTS

         We see a number of reasons to be cautious about the outlook for both the economy and the stock market.

         The U. S. economy has continued to perform extraordinarily well, with moderate growth and virtually no inflation. We are hopeful that this will continue in 1997, but the increasing age of the expansion and hints of labor market tightness give rise to at least some concern. On balance, we are a bit more worried about a weakening economy, with resultant profit pressures, than about a revival of inflation and higher interest rates. Right now neither is imminent, but we may not be able to make this statement again at the start of 1998.

         Corporate profitability has improved dramatically over the past several years, driven both by cyclical forces and by permanent structural changes in the way companies are managed. As a result, profit margins are at levels not seen for 30 years, and returns on equity are at post-World War II highs. We believe that much of this improvement has already occurred, and that future gains will be more modest. Trends in profit growth of the S&P Industrials support this view as illustrated below:

                                        S&P Industrials
      Year                              Earnings Growth*
      ----                              ----------------
      1994                               28%
      1995                               14
      1996                                6
      * Excluding major charges

         The stock market enters 1997 with back-to-back gains of over 20% for a two-year total advance of 70%, as measured by the S&P 500. Taking a longer view, the market's performance of 17% annualized since 1982, a 15-year period, is far above the trendline equity returns of roughly 10-12%. Much of this surplus performance was driven by secular declines in interest rates and inflationary expectations, perfectly valid reasons, but like improvements in corporate profitability, not something likely to contribute as much to future performance as past.

CARAUSTAR

         We would like to talk about Caraustar Industries, a major manufacturer of paperboard products from recycled raw materials. Caraustar is the largest holding in Perennial Fund, and is an excellent example of our investment approach.

         We first became aware of Caraustar in 1992, when we attended the "roadshow" presentation associated with its initial public offering. At the time, we were attracted by many aspects of the company. It had a history of earning high returns on capital and had been able to grow steadily through internal reinvestment of cash flows and intelligent acquisitions. Its major products had strong market positions. Despite fluctuating raw material costs and product prices, its operating margin had remained remarkably stable.

         In the years following the IPO, Caraustar fulfilled all of our expectations. Its return on equity averaged 47%, sales grew at 17% a year while annual income growth was 24%. It strengthened its position in existing markets while entering closely related new areas.

         Despite this excellent performance, Caraustar's stock price languished, changing little from 1992 to the end of 1995.

                        Earnings       Year-End
                        Per Share     Stock Price
                        ---------     ------------
          1992             1.15             18
          1993             1.08             16 1/4
          1994             1.38             22 1/4
          1995             1.66             20

       We were highly encouraged by Caraustar's earnings growth and viewed its flat stock price as an increasingly attractive opportunity. Perennial purchased its first Caraustar shares in early 1995 and steadily increased its position through January, 1996 at an average cost of 18 3/4. The share price declined 10% in 1995 despite a 20% increase in earnings. Finally, during 1996, our patience was rewarded. Earnings increased another 34% (to $2.22), but the stock market finally took notice and Caraustar's share price rose 66% from 20 to 33 1/4. Despite this dramatic share price gain, we are maintaining our position as the company's prospects continue to be attractive and its stock valuation reasonable. We expect 1997 EPS to grow another 10-15% or so, giving Caraustar a price/earnings ratio of just 12-13x.

       Caraustar is typical of the companies in the Fund's portfolio, which have historical growth rates, returns on capital, and balance sheets better than the average S&P Index Stock, yet sell at lower PE's. They should provide rewarding long-term returns to Perennial shareholders.

Respectfully submitted,


/s/ ERIC S. ENDE
---------------------------
Eric S. Ende
President



February 15, 1997

                             HISTORICAL PERFORMANCE



Change in Value of a $10,000 Investment in FPA Perennial Fund, Inc. vs. S&P 500 and Lipper Growth & Income Fund Average from January 1, 1987 to December 31, 1996




                                  12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
                                  -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
FPA Perennial Fund, Inc.            9,350    9,245   11,087    13,946  14,082  17,136    19,375    20,275  20,268   23,769    28,615
FPA Perennial Fund, Inc. (NAV)     10,000    9,888   11,858    14,916  15,060  18,327    20,722    21,684  21,677   25,421    30,605
S&P 500                            10,000   10,512   12,252    16,101  15,586  20,351    21,914    24,105  24,426   33,585    41,394
Lipper Growth & Income Fund
  Average                          10,000   10,203   11,863    14,701  14,083  18,196    19,851    22,265  22,125   28,982    34,671




Past performance is not indicative of future performance. The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based unmanaged index of publicly traded stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The Lipper Growth & Income Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Perennial Fund, Inc., with an ending value of $28,615, reflects deduction of the current maximum sales charge of 6.5% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $30,605. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.





                                                                 Average Annual Total Return
                                                               Years Ended December 31, 1996
                                                      ------------------------------------------------
 FPA Perennial Fund, Inc.
-----------------------------------
                                                       1 year       5 years           10 years
                                                       ------       -------           --------
At Net Asset Value                                     20.39%        10.80%            11.84%
With Maximum 6.5% Sales Charge                         12.56%         9.32%            11.09%

                            MAJOR PORTFOLIO CHANGES
                   For the Six Months Ended December 31, 1996



                                                                                                 Shares
                                                                                             --------------
NET PURCHASES
COMMON STOCKS
Allergan, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1,700
Belden Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           6,800
Channell Commercial Corporation (1) . . . . . . . . . . . . . . . . . . . . . . . . . .          45,900
Cooper Tire & Rubber Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           7,800
Donaldson Company, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           3,600
Federal Signal Corporation (1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          25,300
Graco Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          25,700
IDEX Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          12,500
Kaydon Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2,100
Manpower Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           6,000
Strayer Education, Inc. (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          21,800
TriMas Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           8,700


NET SALES
COMMON STOCKS
Arbor Drugs, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          15,900
Bandag, Incorporated  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2,000
Dover Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2,500
Hubbell Incorporated (Class B) (2)  . . . . . . . . . . . . . . . . . . . . . . . . . .          14,100
Loctite Corporation (2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          28,000
Marsh & McLennan Companies, Inc. (2)  . . . . . . . . . . . . . . . . . . . . . . . . .          12,000
Pfizer Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           6,900
Reebok International Ltd. (2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          25,000
Toys "R" Us, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10,600




(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                               December 31, 1996

COMMON STOCKS                                                         Shares          Cost           Value
-----------------------------------------------------------------     ---------  -------------  --------------
PRODUCER DURABLE GOODS -- 24.1%
Belden Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .       28,500   $     797,372   $   1,054,500
Channell Commercial Corporation*  . . . . . . . . . . . . . . . .       45,900         512,942         568,012
Donaldson Company, Inc. . . . . . . . . . . . . . . . . . . . . .       29,600         755,409         991,600
Dover Corporation . . . . . . . . . . . . . . . . . . . . . . . .        8,100         230,199         407,025
Federal Signal Corporation  . . . . . . . . . . . . . . . . . . .       25,300         560,615         654,638
Graco Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . .       32,900         640,260         806,050
Holophane Corporation*  . . . . . . . . . . . . . . . . . . . . .       68,000       1,192,170       1,292,000
IDEX Corporation  . . . . . . . . . . . . . . . . . . . . . . . .       37,500       1,340,020       1,495,313
Kaydon Corporation  . . . . . . . . . . . . . . . . . . . . . . .       41,700       1,204,680       1,965,113
Leggett & Platt, Incorporated . . . . . . . . . . . . . . . . . .       20,000         463,035         692,500
Methode Electronics, Inc. (Class A) . . . . . . . . . . . . . . .       23,500         387,750         475,875
TriMas Corporation  . . . . . . . . . . . . . . . . . . . . . . .       27,500         620,382         656,562
                                                                                 -------------   -------------
                                                                                 $   8,704,834   $  11,059,188
                                                                                 -------------   -------------

MATERIALS -- 14.4%
Bandag, Incorporated  . . . . . . . . . . . . . . . . . . . . . .       37,000   $   1,876,169   $   1,752,875
Caraustar Industries, Inc.  . . . . . . . . . . . . . . . . . . .       83,000       1,553,625       2,759,750
OM Group, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . .       40,500         785,296       1,093,500
Unifi, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .       30,200         713,422         970,175
                                                                                 -------------   -------------
                                                                                 $   4,928,512   $   6,576,300
                                                                                 -------------   -------------


BUSINESS SERVICES & SUPPLIES -- 13.2%
Arrow Electronics, Inc.*  . . . . . . . . . . . . . . . . . . . .       19,000   $     744,901   $   1,016,500
Bacou USA, Inc.*  . . . . . . . . . . . . . . . . . . . . . . . .       38,700         587,318         643,388
Devon Group, Inc.*  . . . . . . . . . . . . . . . . . . . . . . .       71,000       2,472,868       1,952,500
Franklin Quest Co.* . . . . . . . . . . . . . . . . . . . . . . .       45,000         983,301         945,000
Manpower Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .       29,800         787,623         968,500
Strayer Education, Inc. . . . . . . . . . . . . . . . . . . . . .       21,800         219,019         501,400
                                                                                 -------------   -------------
                                                                                 $   5,795,030   $   6,027,288
                                                                                 -------------   -------------

RETAILING -- 9.6%
Arbor Drugs, Inc. . . . . . . . . . . . . . . . . . . . . . . . .       91,875   $     760,521   $   1,596,328
Bob Evans Farms, Inc. . . . . . . . . . . . . . . . . . . . . . .       54,000       1,078,907         729,000
Circuit City Stores, Inc. . . . . . . . . . . . . . . . . . . . .       40,000       1,141,870       1,205,000
Toys "R" Us, Inc.*  . . . . . . . . . . . . . . . . . . . . . . .       29,400         774,665         882,000
                                                                                 -------------   -------------
                                                                                 $   3,755,963   $   4,412,328
                                                                                 -------------   -------------


                            PORTFOLIO OF INVESTMENTS
                               December 31, 1996



COMMON STOCKS--CONTINUED                                              Shares          Cost           Value
--------------------------------------------------------------------------------------------------------------
HEALTH CARE -- 9.0%
Allergan, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . .       36,700   $     801,887   $   1,307,437
DENTSPLY International Inc. . . . . . . . . . . . . . . . . . . .       21,100         731,950       1,002,250
Landauer, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . .       50,000       1,003,288       1,225,000
Pfizer Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .        7,300         212,634         604,987
                                                                                 -------------   -------------
                                                                                 $   2,749,759   $   4,139,674
                                                                                 -------------   -------------

CONSUMER NON-DURABLE GOODS -- 8.3%
Lancaster Colony Corporation  . . . . . . . . . . . . . . . . . .       37,000   $   1,251,531   $   1,702,000
Newell Co.  . . . . . . . . . . . . . . . . . . . . . . . . . . .       15,000         353,550         472,500
Tupperware Corporation  . . . . . . . . . . . . . . . . . . . . .       30,400       1,234,708       1,630,200
                                                                                 -------------   -------------
                                                                                 $   2,839,789   $   3,804,700
                                                                                 -------------   -------------


INSURANCE -- 6.0%
Horace Mann Educators Corporation . . . . . . . . . . . . . . . .       30,600   $     737,113   $   1,235,475
Poe & Brown, Inc. . . . . . . . . . . . . . . . . . . . . . . . .       24,100         583,188         638,650
Progressive Corporation, The  . . . . . . . . . . . . . . . . . .       12,600         488,443         848,925
                                                                                 -------------   -------------
                                                                                 $   1,808,744   $   2,723,050
                                                                                 -------------   -------------

CONSUMER DURABLE GOODS -- 5.1%
Cooper Tire & Rubber Company  . . . . . . . . . . . . . . . . . .       53,800   $   1,258,723   $   1,062,550
Juno Lighting, Inc. . . . . . . . . . . . . . . . . . . . . . . .       80,900       1,342,786       1,294,400
                                                                                 -------------   -------------
                                                                                 $   2,601,509   $   2,356,950
                                                                                 -------------   -------------
ENTERTAINMENT -- 4.0%
Carnival Corporation (Class A)  . . . . . . . . . . . . . . . . .       55,000   $   1,225,895   $   1,815,000
                                                                                 -------------   -------------


ENGINEERING AND ARCHITECTURAL
 SERVICES -- 2.0%
Dames & Moore, Inc. . . . . . . . . . . . . . . . . . . . . . . .       64,000   $     791,371   $     936,000
                                                                                 -------------   -------------


                            PORTFOLIO OF INVESTMENTS
                               December 31, 1996


                                                                  Shares or
                                                                  Principal
COMMON STOCKS--CONTINUED                                            Amount            Cost          Value
-------------------------------------------------------------------------------------------------------------
ENERGY -- 1.0%
North European Oil Royalty Trust (CBI)  . . . . . . . . . . .           35,000   $    240,950    $    459,375
                                                                                 ------------    ------------

TOTAL INVESTMENT SECURITIES --
 COMMON STOCKS -- 96.7% . . . . . . . . . . . . . . . . . . .                    $35,442,356     $44,309,853
                                                                                 ===========     ===========



SHORT-TERM INVESTMENTS -- 3.2%
Short-Term Corporate Notes:
  American General Finance Corporation
  -- 5.9% 1/03/97 . . . . . . . . . . . . . . . . . . . . . .     $  1,000,000                   $    999,672
                                                                                                 ------------
State Street Bank Repurchase Agreement (Dated 12/31/96)
-- 4 3/4% 1/02/97 (Collateralized by U.S. Treasury Notes
  -- 6% 1998, market value $474,164)  . . . . . . . . . . . .          460,000                         460,061
                                                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS  . . . . . . . . . . . . . . . .                                     $  1,459,733
                                                                                                  ------------

TOTAL INVESTMENTS -- 99.9%  . . . . . . . . . . . . . . . . .                                     $ 45,769,586
Other assets less liabilities -- 0.1% . . . . . . . . . . . .                                           28,257
                                                                                                  ------------


TOTAL NET ASSETS -- 100%  . . . . . . . . . . . . . . . . . .                                     $ 45,797,843
                                                                                                  ============







*Non-income producing security
See notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1996

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $35,442,356) . . . . . . . . . . . . . . . . . . . .      $  44,309,853
      Short-term investments -- at cost plus interest earned
      (maturities 60 days or less)  . . . . . . . . . . . . . . . . . . . .          1,459,733  $   45,769,586
                                                                                  ------------
  Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                922
  Receivable for:
    Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $      77,277
    Capital Stock sold  . . . . . . . . . . . . . . . . . . . . . . . . . .             20,737          98,014
                                                                                  ------------  --------------
                                                                                                $   45,868,522


LIABILITIES
  Payable for:
    Advisory fees and financial services  . . . . . . . . . . . . . . . . .      $      32,089
    Capital Stock repurchased . . . . . . . . . . . . . . . . . . . . . . .             23,709
                                                                                        14,881          70,679
                                                                                  ------------  --------------

NET ASSETS -- equivalent to $22.58 per share on 2,028,531
  shares of Capital Stock outstanding . . . . . . . . . . . . . . . . . . .                     $   45,797,843
                                                                                                ==============


SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    25,000,000 shares; outstanding 2,028,531 shares . . . . . . . . . . . .                     $       20,285
  Additional Paid-in Capital  . . . . . . . . . . . . . . . . . . . . . . .                         30,355,477
  Undistributed net investment income . . . . . . . . . . . . . . . . . . .                             96,930
  Undistributed net realized gain on investments  . . . . . . . . . . . . .                          6,457,654
  Unrealized appreciation of investments  . . . . . . . . . . . . . . . . .                          8,867,497
                                                                                                --------------
  Net assets at December 31, 1996 . . . . . . . . . . . . . . . . . . . . .                     $   45,797,843
                                                                                                ==============








See notes to financial statements.

                            STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996


INVESTMENT INCOME
    Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      $     123,408
    Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            627,029
                                                                                                 -------------
                                                                                                 $     750,437

EXPENSES -- Note 3:
    Advisory fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $     336,004
    Financial services  . . . . . . . . . . . . . . . . . . . . . . . . . .             44,801
    Transfer agent fees and expenses  . . . . . . . . . . . . . . . . . . .             43,637
    Audit fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             27,025
    Custodian fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . .             22,881
    Directors' fees and expenses  . . . . . . . . . . . . . . . . . . . . .             19,737
    Registration fees . . . . . . . . . . . . . . . . . . . . . . . . . . .             19,357
    Reports to shareholders . . . . . . . . . . . . . . . . . . . . . . . .              7,697
    Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,931
    Legal fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,182
    Other expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,800         534,052
                                                                                 -------------   -------------
            Net investment income . . . . . . . . . . . . . . . . . . . . .                      $     216,385
                                                                                                 -------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities 60 days or less) . . . . . . .      $  19,204,826
    Cost of investment securities sold  . . . . . . . . . . . . . . . . . .         12,746,492
                                                                                 -------------
      Net realized gain on investments  . . . . . . . . . . . . . . . . . .                      $   6,458,334

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of year  . . . . . . . . . . . . .      $   7,233,479
    Unrealized appreciation at end of year  . . . . . . . . . . . . . . . .          8,867,497
                                                                                 -------------
      Increase in unrealized appreciation of investments  . . . . . . . . .                          1,634,018
                                                                                                 -------------

            Net realized and unrealized gain on investments . . . . . . . .                      $   8,092,352
                                                                                                 -------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      $   8,308,737
                                                                                                 =============





See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS



                                                             For the Year Ended December 31,
                                                 -------------------------------------------------------------
                                                              1996                           1995
                                                 -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income . . . . . . . . . . . .  $      216,385                  $     792,490
  Net realized gain on investments  . . . . . .       6,458,334                      7,231,196
  Increase (decrease) in unrealized
    appreciation of investments . . . . . . . .       1,634,018                       (280,373)
                                                 ---------------                --------------
Increase in net assets resulting
  from operations . . . . . . . . . . . . . . .                   $   8,308,737                 $    7,743,313

Distributions to shareholders from:
  Net investment income . . . . . . . . . . . .  $     (473,568)                 $  (1,028,669)
  Net realized capital gains  . . . . . . . . .      (7,224,334)     (7,697,902)    (5,865,116)     (6,893,785)
                                                 ---------------                 -------------
Capital Stock transactions:
  Proceeds from Capital Stock sold  . . . . . .  $    3,446,804                  $   3,397,740
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions  . . . . . .       6,824,920                      6,078,112
  Cost of Capital Stock repurchased . . . . . .     (12,475,048)     (2,203,324)   (14,900,189)     (5,424,337)
                                                 ---------------  -------------  -------------  --------------

Total decrease in net assets  . . . . . . . . .                   $  (1,592,489)                $   (4,574,809)

NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $354,113 and $590,292  . . . . . . . . . .                      47,390,332                     51,965,141
                                                                  -------------                 --------------
End of year, including
  undistributed net investment income
  of $96,930 and $354,113 . . . . . . . . . . .                   $  45,797,843                 $   47,390,332
                                                                  =============                 ==============

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold  . . . . . . . . .                         171,914                        162,549
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions . . . . . . . . . . . . . .                         360,490                        314,308
Shares of Capital Stock repurchased . . . . . .                        (623,524)                      (722,174)
                                                                  -------------                 --------------
Decrease in Capital Stock outstanding . . . . .                         (91,120)                      (245,317)
                                                                  =============                 ==============




See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR



                                                                      Year Ended December 31,

                                                           ---------------------------------------------------
                                                             1996       1995      1994       1993       1992
                                                           -------   -------     -------   --------   --------
Per share operating performance:
Net asset value at beginning of year  . . . . . . . .      $ 22.36    $ 21.97    $ 23.76   $  23.94   $  22.40
                                                           -------   --------    -------   --------   --------

Net investment income . . . . . . . . . . . . . . . .      $  0.10    $  0.36    $  0.46   $   0.46   $   0.52
Net realized and unrealized gain (loss)
  on investment securities  . . . . . . . . . . . . .         3.75       2.95      (0.48)      0.59       2.26
                                                           -------   --------    -------   --------   --------

Total from investment operations  . . . . . . . . . .      $  3.85    $  3.31    $ (0.02)  $   1.05   $   2.78
                                                           -------   --------    -------   --------   --------

Less distributions:
  Dividends from net investment income  . . . . . . .      $ (0.22)   $ (0.44)   $ (0.46)  $  (0.47)  $  (0.57)
  Distributions from net realized capital gains . . .        (3.41)     (2.48)     (1.31)     (0.76)     (0.67)
                                                           -------   --------    -------   --------   --------

  Total distributions . . . . . . . . . . . . . . . .      $ (3.63)   $ (2.92)   $ (1.77)  $  (1.23)  $  (1.24)
                                                           -------   --------    -------   --------   --------

Net asset value at end of year  . . . . . . . . . . .      $ 22.58    $ 22.36    $ 21.97   $  23.76   $  23.94
                                                           =======   ========    =======   ========   ========


Total investment return*  . . . . . . . . . . . . . .        20.39%     17.27%    (0.03)%      4.64%     13.07%

Ratios/supplemental data:
Net assets at end of year (in thousands)  . . . . . .      $45,798    $47,390    $51,965    $88,301    $76,254
Ratio of expenses to average net assets . . . . . . .         1.19%      1.19%      1.13%      1.02%      1.08%

Ratio of net investment income to
  average net assets  . . . . . . . . . . . . . . . .         0.48%      1.63%      1.95%      2.03%      2.37%
Portfolio turnover rate . . . . . . . . . . . . . . .          30%        58%        31%        43%        30%
Average brokerage commissions per share . . . . . . .      $0.0596         --         --         --         --






* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS


NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

         The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.       Security Valuation

                 Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Securities which are unlisted are valued at the most recent bid price. Short-term investments with maturities 60 days or less are valued at cost plus interest earned which approximates market value.

B.       Federal Income Tax

                 No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.       Securities Transactions and Related

         Investment Income

                 Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.



NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

         Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $12,755,140 for the year ended December 31, 1996. Realized gains or losses are based on the specific-certificate identification method. The cost of securities held at December 31, 1996 was the same for federal income tax and financial reporting purposes.



NOTE 3 -- ADVISORY FEES AND OTHER
          AFFILIATED TRANSACTIONS


         Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.



         For the year ended December 31, 1996, the Fund paid aggregate fees of $19,500 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm.

                         NOTES TO FINANCIAL STATEMENTS
                                   CONTINUED



NOTE 4 -- DISTRIBUTOR

         For the year ended December 31, 1996, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $5,863 in net Fund share sales commissions after reallowance to other dealers. The
Distributor  pays  its  own  overhead  and general administrative   expenses,
the  cost  of supplemental sales literature, promotion and advertising.

NOTE 5 -- DISTRIBUTION TO SHAREHOLDERS

         On December 26, 1996, the Board of Directors declared a dividend from net investment income of $0.05 per share and a distribution from net realized capital gains of $3.19 per share payable January 6, 1997 to shareholders of record on December 31, 1996. For financial statement purposes, this dividend and distribution was recorded on the ex-dividend date, January 2, 1997.

-------------------------------------------------------------------------------

                          REPORT OF ERNST & YOUNG LLP
                              INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA PERENNIAL FUND, INC.

         We have audited the accompanying statement of assets and liabilities of FPA Perennial Fund, Inc., including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights, as it relates to selected data for each share of Capital Stock, for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Perennial Fund, Inc. at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.


/s/ ERNST & YOUNG LLP


ERNST & YOUNG LLP
Los Angeles, California
February 7, 1997